SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 27, 1999


                    FRANCHISE FINANCE CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)



   Delaware                           1-13116                   86-0736091
---------------                    ------------           ----------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)           Identification Number)
incorporation)



                17207 North Perimeter Drive, Scottsdale, AZ 85255
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
                                      ----
          (Former Name or Former Address, if Change Since Last Report)

Item 5.  Other Events.

         On January 27, 1999, the Registrant entered into a Purchase Agreement dated January 27, 1999 with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc., as representatives of the several underwriters named therein (the "Underwriters"), with respect to the issue and sale by the Registrant, and the purchase by the Underwriters, of an aggregate of 6,000,000 shares of the Registrant's $.01 par value common stock, with an option to purchase from the Registrant an additional 900,000 shares of common stock to cover over-allotments, if any. The Purchase Agreement dated January 27, 1999 is attached hereto and referenced as Exhibit 1.01. Kutak Rock as counsel to the Registrant has issued its opinion as to the legality with respect to the Common Stock. The opinion is attached hereto and referenced as
Exhibit 5.01

Item 7.   Financial Statements and Exhibits.

         (c)   Exhibits.

                  1.01   Underwriting Agreement
                  5.01   Legal Opinion of Kutak Rock

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FRANCHISE FINANCE CORPORATION OF
                                        AMERICA (Registrant)



Dated: January 28, 1999                 By /s/  John Barravecchia
                                           ----------------------
                                        John Barravecchia,
                                        Executive Vice President
                                        and Chief Financial Officer